Exhibit 99.6

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	November, 2005
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing services to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		1/10/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		1/10/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		602-607-2625

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

			CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB			RECEIPTS AND DISBURSEMENTS

BANK ACCOUNTS
	SVB Operating	B of A DIP	Payroll	Tax	Total
	#		#	#

Balance at Beginning of Period	27,657.91	5,051,570.64			5,079,228.55

RECEIPTS
Cash Sales
Accounts Receivable		2,432,971.63			2,432,971.63
Interest Income	6,756.02	10,100.00			16,856.02
Loans and Advances
Sale of Assets		150.00			150.00
Transfers from Other DIP Accounts
Other (attach list)		22,054.94			22,054.94

TOTAL RECEIPTS	6,756.02	2,465,276.57			2,472,032.59

DISBURSEMENTS
Business - Ordinary Operations	849.80	1,490,272.08			1,491,121.88
Capital Improvements
Pre-Petition Debt		12,265.47			12,265.47
Transfers to Other DIP Accounts
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS	849.80	1,502,537.55			1,503,387.35

Balance at End of Month (See Note Below)	33,564.13	6,014,309.66			6,047,873.79
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above					1,503,387.35
Less: Transfers to Other DIP Accounts
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees					1,503,387.35

Balance at End of month excludes the following: Petty Cash and Miscellaneous cash of $1,054.25.

THREE-FIVE SYSTEMS, INC.

YTD11/30/2005

TFS Corp 11/30/05

Income Statement

Sales - US	5,268,236
Sales - Asia	61,250
Sales - China	151,121
Sales - Europe	10,709
Sales -Intercompany	(147,572)

Net Sales	5,343,745

Std COGS	4,528,151
% of Net Sales	84.7%
Manufacturing Engineering	305,390
COS Allocations	440,402
Manufacturing Variances	1,240,079
% of Net Sales	23.2%
Transfer	1,806,785
Interco COGS	(242,540)

Total Cost of Sales	8,078,268

Gross Margin	(2,734,522)
% of Net Sales	-51.2%

Admin - CFO	1,452,739
Finance	1,561,010
Internal Audit	77,365
HR	640,389
IR	434,409
Admin - CEO	3,214,576
SG&A Allocations	3,007,461

Total Admin	10,387,949
% of Net Sales	194.4%

US Passive Sales	222,001
AVT Sales	159,064
Display Platform Manager	181,217
STD Product Sales	122,666
Inside Sales Reps	50,596
AVT Marketing	304,383
APP Eng/Mkt	197,125
STD Product Marketing	176,718
EMS Manager	488,150
Marketing	73,036

Total Sales	1,974,955
% of Net Sales	37.0%

Total SG&A	12,362,904
% of Net Sales	231.4%

THREE-FIVE SYSTEMS, INC.	YTD11/30/2005
TFS Corp 11/30/05
Income Statement

Direct View Design Engineering	418,939
Engineering Allocation	150,404

Total Engineering and R&D	569,343
% of Net Sales	10.7%

Impairment of Goodwill	12,902,588
Impairment of IP	934,170
Loss (Gain) on Sale of Assets	21,672,228
Amortization of Customer Lists/Distrib Rights	333,334

Total Operating Expenses	48,774,566
% of Net Sales	912.7%

Operating Income	(51,509,088)
% of Net Sales	-963.9%

Interest Income	525,866
Interest Expense	(21,253)
Other Income	970,905

Interest & Other Inc/(Exp)	1,475,518

Profit Before Tax	(50,033,571)
% of Net Sales	-936.3%

Income Taxes	14,273

Net Income	(50,047,843)

THREE-FIVE SYSTEMS, INC.	YTD11/30/2005
TFS Corp 11/30/05
Balance Sheet (Unaudited)

ASSETS

CASH AND CASH EQUIVALENT	6,048,928
ACCOUNTS RECEIVABLE PRE	1,477,482
ACCOUNTS RECEIVABLE POST	208,692
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	483,023
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,661,345

TOTAL CURRENT ASSETS	24,951,182

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,142,058
INVESTMENT TFS DI	100

TOTAL ASSETS	27,093,341

Balance Sheet (Unaudited)

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,863,209
ACCOUNTS PAYABLE POST	1,372,742
OTHER ACCRUED LIABILITIES PRE	991,447
OTHER ACCRUED LIABILITIES POST	162,207

TOTAL CURRENT LIABILITIES	6,389,606

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	6,389,606

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,070,805
RETAINED EARNINGS-CURRENT	(50,047,843)
RETAINED EARNINGS-PRIOR	(129,368,659)

TOTAL STOCKHOLDER'S EQUITY	20,703,735

TOTAL LIABILITIES & EQUITY	27,093,341

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	1,686,173.47	1,686,173.47
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	1,686,173.47	1,686,173.47

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	252,459	252,459
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	1,120,283	1,120,283
Secured Debt	0
Other Accrued - Post Petition	162,207	162,207

Total Post-Petition Liabilities	1,534,949	1,534,949	0	0	0
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED			44,835.62	125,650.46

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		238,911.32	238,911.32

Total Payments to Professionals

November 2005 Cash Payments to Insiders
Three-Five Systems, Inc.

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	1056	11/16/2005	SALTICH	EXPENSE REIMBURSEMENT	(85.12)	B of A	Pay	Post
Payroll	Payroll	11/3/2005	Eric Haeussler	Payroll	(9,423.73)		Pay	Post
Payroll	Payroll	11/3/2005	Jack Saltich	Payroll	(13,105.91)		Pay	Post
Payroll	Payroll	11/17/2005	Eric Haeussler	Payroll	(9,243.73)		Pay	Post
Payroll	Payroll	11/17/2005	Jack Saltich	Payroll	(12,977.13)		Pay	Post
					(44,835.62)

				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(125,650.46)

November 2005 Cash Payments to Professionals
Three-Five Systems, Inc.

Type	Num	Date	Name	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	11/22/2005	BAKERMCKEN	(12,265.47)	B of A	Pay	Pre
Bill Pmt -Check	1043	11/16/2005	BAKERMCKEN	0.00	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/22/2005	BAKERMCKEN	(4,542.54)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/29/2005	BRIDGE	(129,286.52)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/22/2005	SQUIRE	(92,816.79)	B of A	Pay	Post
			Total	(238,911.32)

			Oct-05	0.00
			Sep-05	0.00
			TOTAL TO DATE	(238,911.32)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE

			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?			X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
1. We continued to use the accounts previously established. We set up a Debtor-in-Possession account with Bank of
America in October and are working to transition all activity to this account.
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	5

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Orderly appraisal of all claims and equity interests and orderly wind down of operations designed to maximize recoveries to all creditors and, if possible, equity holders.

Identify any matters that are delaying the filing of a plan of reorganization:
None.

Three-Five Systems, Inc.
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPT DETAIL
November 2005

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

NonAuto	Bank Charges	11/30/2005	Bank Charges		(849.80)	SVB	Pay	Post
NonAuto	Interest Earned	11/01/2005	Interest Earned		6,756.02	SVB	Rcpt	Post
				Net Actitivity	5,906.22	SVB

				Beginning Balance	27,657.91	SVB
				Calculated Ending Balanace	33,564.13	SVB
						SVB
				Balance per Cash Log	33,564.13	SVB
				Difference	0.00	SVB

THREE-FIVE SYSTEMS, INC.
Check/Receipts Detail
November 2005

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post

Bill Pmt -Check	WIRE	11/22/2005	BAKERMCKEN		(12,265.47)	B of A	Pay	Pre
				TOTAL PRE PAYMENTS	(12,265.47)
Bill Pmt -Check	1020	11/04/2005	AFLAC		(522.70)	B of A	Pay	Post
Bill Pmt -Check	1021	11/04/2005	ASCOM		(188.13)	B of A	Pay	Post
Bill Pmt -Check	1022	11/04/2005	BLUE CROSS		(53,709.15)	B of A	Pay	Post
Bill Pmt -Check	1023	11/04/2005	BONESIO		(480.00)	B of A	Pay	Post
Bill Pmt -Check	1024	11/04/2005	BOWNE		(833.00)	B of A	Pay	Post
Bill Pmt -Check	1025	11/04/2005	DELTADEN		(13,219.88)	B of A	Pay	Post
Bill Pmt -Check	1026	11/04/2005	FEDX-PA		(877.32)	B of A	Pay	Post
Bill Pmt -Check	1027	11/04/2005	HYATTLEGAL		(33.00)	B of A	Pay	Post
Bill Pmt -Check	1028	11/04/2005	INSIGHTCOM		(941.16)	B of A	Pay	Post
Bill Pmt -Check	1029	11/04/2005	JOBBROKERS		(2,551.50)	B of A	Pay	Post
Bill Pmt -Check	1030	11/04/2005	JTANNER		(10,000.00)	B of A	Pay	Post
Bill Pmt -Check	1031	11/04/2005	LARSONALLEN		(340.00)	B of A	Pay	Post
Bill Pmt -Check	1032	11/04/2005	LAXAMANA		(4,500.00)	B of A	Pay	Post
Bill Pmt -Check	1033	11/04/2005	LINEARNET		(3,000.00)	B of A	Pay	Post
Bill Pmt -Check	1034	11/04/2005	OSBORN		(154.00)	B of A	Pay	Post
Bill Pmt -Check	1035	11/04/2005	PR NEWSWIRE		(130.00)	B of A	Pay	Post
Bill Pmt -Check	1036	11/04/2005	RENA		(673.20)	B of A	Pay	Post
Bill Pmt -Check	1037	11/04/2005	MCMANIMIE		(1,189.14)	B of A	Pay	Post
Bill Pmt -Check	1038	11/16/2005	ADP		(10.00)	B of A	Pay	Post
Bill Pmt -Check	1039	11/16/2005	AT&T PHONE		(1,416.13)	B of A	Pay	Post
Bill Pmt -Check	1040	11/16/2005	AT&T-AZ		(49.10)	B of A	Pay	Post
Bill Pmt -Check	1041	11/16/2005	AT&T		(361.27)	B of A	Pay	Post
Bill Pmt -Check	1042	11/16/2005	AT&T-IL/NJ		(119.70)	B of A	Pay	Post
Bill Pmt -Check	1043	11/16/2005	BAKERMCKEN		0.00	B of A	Pay	Post
Bill Pmt -Check	1044	11/16/2005	DAVISWRIGH		(120.00)	B of A	Pay	Post
Bill Pmt -Check	1045	11/16/2005	GLOBAL-CO		(419.51)	B of A	Pay	Post
Bill Pmt -Check	1046	11/16/2005	HONDA		(1,325.01)	B of A	Pay	Post
Bill Pmt -Check	1047	11/16/2005	HORIZONMOV		(350.00)	B of A	Pay	Post
Bill Pmt -Check	1048	11/16/2005	IRON		(368.73)	B of A	Pay	Post
Bill Pmt -Check	1049	11/16/2005	JTANNER		(111,044.72)	B of A	Pay	Post
Bill Pmt -Check	1050	11/16/2005	LAXAMANA		(3,000.00)	B of A	Pay	Post
Bill Pmt -Check	1051	11/16/2005	MCMANIMIE		(108.05)	B of A	Pay	Post
Bill Pmt -Check	1052	11/16/2005	POSTMASTER		(500.00)	B of A	Pay	Post
Bill Pmt -Check	1053	11/16/2005	QWEST		(538.37)	B of A	Pay	Post
Bill Pmt -Check	1054	11/16/2005	QWESTKY		(2,156.15)	B of A	Pay	Post
Bill Pmt -Check	1055	11/16/2005	RENA		(136.00)	B of A	Pay	Post
Bill Pmt -Check	1056	11/16/2005	SALTICH	EXPENSE REIMBURSEMENT	(85.12)	B of A	Pay	Post
Bill Pmt -Check	1057	11/16/2005	ULTRADNS		(370.98)	B of A	Pay	Post
Bill Pmt -Check	1058	11/16/2005	VERIZONPAG		(497.99)	B of A	Pay	Post
Bill Pmt -Check	1059	11/16/2005	WAYLEN		(597.22)	B of A	Pay	Post
Bill Pmt -Check	1060	11/16/2005	GIANGNGO	PAYROLL REPLACEMENT CHECK	(795.74)	B of A	Pay	Post
Bill Pmt -Check	1061	11/16/2005	TUYENNGO	PAYROLL REPLACEMENT CHECK	(714.98)	B of A	Pay	Post
Bill Pmt -Check	1062	11/16/2005	HVAL	PAYROLL REPLACEMENT CHECK	(2,524.65)	B of A	Pay	Post
Bill Pmt -Check	1063	11/18/2005	CARROZZO	PAYROLL REPLACEMENT CHECK	(1,397.54)	B of A	Pay	Post
Bill Pmt -Check	1064	11/18/2005	RAYBURN	PAYROLL REPLACEMENT CHECK	(1,124.66)	B of A	Pay	Post
Bill Pmt -Check	1065	11/18/2005	ZAREK	PAYROLL REPLACEMENT CHECK	(2,858.10)	B of A	Pay	Post
Bill Pmt -Check	1066	11/21/2005	CHAN	PAYROLL REPLACEMENT CHECK	(835.66)	B of A	Pay	Post
Bill Pmt -Check	1067	11/22/2005	AFLAC		(522.70)	B of A	Pay	Post
Bill Pmt -Check	1068	11/22/2005	CDW		(2,936.70)	B of A	Pay	Post
Bill Pmt -Check	1069	11/22/2005	LARSONALLEN		(354.00)	B of A	Pay	Post
Bill Pmt -Check	1070	11/22/2005	MCMANIMIE		(1,500.47)	B of A	Pay	Post

THREE-FIVE SYSTEMS, INC.
Check/Receipts Detail
November 2005

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	1071	11/22/2005	QWEST		(2,152.87)	B of A	Pay	Post
Bill Pmt -Check	1072	11/22/2005	RENA		(435.20)	B of A	Pay	Post
Bill Pmt -Check	1073	11/22/2005	RHOADS		(1,010.00)	B of A	Pay	Post
Bill Pmt -Check	1074	11/22/2005	TATALOVICH		(1,773.00)	B of A	Pay	Post
Bill Pmt -Check	1075	11/22/2005	WAYLEN		(591.30)	B of A	Pay	Post
Bill Pmt -Check	1076	11/30/2005	VANSTONE	PAYROLL REPLACEMENT CHECK	(1,624.94)	B of A	Pay	Post
NonAuto	Bank Charges	11/30/2005	Bank Charges		(1,493.80)	B of A	Pay	Post
NonAuto	Error Correction	11/30/2005	Error Correction		(215,271.33)	B of A	Pay	Post
NonAuto	FSA Funding	11/30/2005	FSA Funding		(3,907.13)	B of A	Pay	Post
NonAuto	Payroll	11/02/2005	PAYROLL		(84,122.76)	B of A	Pay	Post
NonAuto	Payroll	11/16/2005	PAYROLL		(46,134.80)	B of A	Pay	Post
NonAuto	Payroll	11/29/2005	PAYROLL		(30,359.37)	B of A	Pay	Post
NonAuto	Payroll	11/30/2005	PAYROLL		(13,496.43)	B of A	Pay	Post
NonAuto	TFSEMSPOST	11/02/2005	Subsidiary Funding		(256,347.99)	B of A	Pay	Post
NonAuto	TFSEMSPOST	11/14/2005	Subsidiary Funding		(662.82)	B of A	Pay	Post
NonAuto	TFSEMSPOST	11/16/2005	Subsidiary Funding		(153,383.00)	B of A	Pay	Post
NonAuto	TFSEMSPOST	11/17/2005	Subsidiary Funding		(48,834.26)	B of A	Pay	Post
NonAuto	TFSEMSPOST	11/25/2005	Subsidiary Funding		(659.56)	B of A	Pay	Post
NonAuto	TFSEMSPOST	11/30/2005	Subsidiary Funding		(96,704.02)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/02/2005	FIDELITYNY		(11,909.10)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/18/2005	FIDELITYNY		(10,271.12)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/22/2005	BAKERMCKEN		(4,542.54)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/22/2005	SQUIRE		(92,816.79)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/22/2005	SWINDON	SUBSIDIARY FUNDING	(50,000.00)	B of A	Pay	Post
Bill Pmt -Check	WIRE	11/29/2005	BRIDGE		(129,286.52)	B of A	Pay	Post
				Total Post Payments	(1,490,272.08)
				Total Payments	(1,502,537.55)	B of A
Deposit	051101012848	11/01/2005	KONTRON	SALE OF PENANG SUBSIDIARY	145,000.00	B of A	Rcpt	Post
Deposit	051101012949	11/01/2005	KONTRON	SALE OF PENANG SUBSIDIARY	1,655,000.00	B of A	Rcpt	Post
Deposit	DEPOSIT	11/02/2005	BANK DEPOSIT	PAPAGO PARTNERS FOR INTEREST PAYMENT	10,100.00	B of A	Rcpt	Post
Deposit	DEPOSIT	11/02/2005	BANK DEPOSIT	CK31541 FROM LIGHTSTAT NOTE RECEIVABLE	1,855.70	B of A	Rcpt	Post
Deposit	DEPOSIT	11/02/2005	BANK DEPOSIT	CITIBANK FOR STAPLES REFUND	11.50	B of A	Rcpt	Post
Deposit	DEPOSIT	11/09/2005	BANK DEPOSIT	LARSONALLEN CK6161 COBRA PAYMENTS	9,730.89	B of A	Rcpt	Post
Deposit	DEPOSIT	11/09/2005	BANK DEPOSIT	BLUE CROSS CK209344	10,456.85	B of A	Rcpt	Post
Deposit	DEPOSIT	11/09/2005	BANK DEPOSIT	GEORGE HARBOT CK1823 EQUIPMENT SALE	150.00	B of A	Rcpt	Post
Deposit	8670	11/10/2005	ARIZONA AUCTIONEERS	EQUIPMENT SALE	74,978.30	B of A	Rcpt	Post
Deposit	DEPOSIT	11/17/2005	BANK DEPOSIT	SUBSIDIARY FUNDING	288,452.73	B of A	Rcpt	Post
Deposit	103226	11/17/2005	REDPOST	SUBSIDIARY FUNDING	269,540.60	B of A	Rcpt	Post
				Total Receipts	2,465,276.57	B of A
				Net Actitivity	962,739.02	B of A

				Beginning Balance	5,051,570.64	B of A
				Calculated Ending Balance	6,014,309.66	B of A

				Balance per cash log	6,014,309.66	B of A
				Difference	0.00	B of A

				Ending Cash - Bank of America	6,014,309.66
				Ending Cash - SVB	33,564.13
				Petty Cash	620.31
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	433.15
				Total Cash Per Balance Sheet	6,048,928.04